Filed pursuant to Rule 497(e)
Registration Nos. 002-84222; 811-03758

Supplement dated February 11, 2022
to the
Statement of Additional Information dated October 31, 2021
for Matrix Advisors Value Fund, Inc. (the "Fund")

This supplement makes the following amendments to disclosures in the Statement of Additional Information dated October 31, 2021 ("SAI").

Effective February 11, 2022, the Board of Directors of the Fund has appointed Jacqueline Mandel to serve as Vice President, Assistant Secretary, Chief Compliance Officer, AML Compliance Officer and as a member of the Pricing Committee of the Fund, following the resignation of Conall J. Duffin from such positions with the Fund. All references to information pertaining to Mr. Duffin are hereby deleted and replaced with Ms. Mandel's information, except that the "Officers of the Fund" table beginning on page 9 of the SAI is deleted in its entirety and replaced as follows.

Officers of the Fund
Name, Address(1) and Year of Birth	Position(s) Held with the Fund	Term of Office and Date Elected(2)	Principal Occupation During Past Five Years
Steven G. Roukis, CFA (Born 1967)	Senior Vice President	Since 2000	Managing Director and Senior Portfolio Manager of the Advisor (2005 to present).
Lon F. Birnholz (Born 1960)	Executive Vice President and Secretary	Since 2006	Senior Managing Director of the Advisor (1999 to present).
Jordan F. Posner (Born 1957)	Senior Vice President	Since 2006	Managing Director and Senior Portfolio Manager of the Advisor (2005 to present).
Jonathan M. Tom (Born 1983)	Senior Vice President	Since 2016	Chief Operating Officer of the Advisor (2015 to present); Head Fixed Income Trader of the Advisor (2011 to present); Equity Research Analyst of the Advisor (2005 to present).
Stephan J. Weinberger, CFA (Born 1955)	Senior Vice President	Since 2010	Managing Director and Senior Portfolio Manager of the Advisor (2010 to present).
Jacqueline Mandel (Born 1964)	Vice President, Assistant Secretary, Chief Compliance Officer and AML Compliance Officer	Since February 2022	Chief Compliance Officer of the Advisor (February 2022 to present); Marketing Consultant of the Advisor (July 2021 to January 2022); Investment Management Sales Associate of Arrow Partners, Inc. (a third-party marketing firm)(January 2021 to January 2022); Analyst of Knightspoint Partners LLC (an investment firm)(2018 to 2020); Independent Consultant of Berens Capital Management, LLC (an investment firm)(November 2017 to January 2018); and Research Associate of Moisson Partners Inc. (a consulting firm)(2016 to February 2018).
(1)The address of each Officer is 10 Bank Street, Suite 590, White Plains, NY 10606.
(2)Each Officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualifies.

Please retain this supplement with your Statement of Additional Information